Exhibit 10.1

LICENSE AGREEMENT
This license agreement (the “Agreement”) is made and is effective as of March 19, 2017 (the “Effective Date”) between BlueLink Pharmaceuticals, Inc. (“Licensee”) and Cerulean Pharma Inc. (“Licensor”). Licensee and Licensor are each referred to as a “Party” and collectively referred to as the “Parties.”
BACKGROUND
Whereas, Licensor is a biopharmaceutical company, which has developed proprietary nanoparticle-drug conjugate therapeutics including CRLX101 and CRLX301 as more fully described on Exhibit A;
Whereas, pursuant to that certain Asset Purchase Agreement, by and between Licensee and Licensor, of even date herewith (the “APA”), Licensor is selling and transferring certain intellectual property rights relating to CRLX101 and CRLX301; and
Whereas, Licensee wishes to obtain a license under, and Licensor wishes grant a license under, certain Intellectual Property Rights to research, Develop and Commercialize CRLX101 and CRLX301 under the terms and conditions set forth herein.
In consideration of the respective representations, warranties, covenants, and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions

1.1    “Affiliate” means, with respect to a specified Party, any Person that directly or indirectly controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” or “controlled” means direct or indirect ownership of 50% or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, status as a general partner in any partnership, ownership of 50% or more of the entity’s equity interest in the case of any other type of legal entity, or any other arrangement whereby the Person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity or the ability to otherwise cause the direction of the management or policies of the corporation or other entity. The Parties acknowledge that, in the case of entities organized under the Applicable Laws of certain countries where the maximum percentage ownership permitted by Applicable Law for a foreign investor is less than 50%, that lower percentage will be substituted in the preceding sentence if the foreign investor has the power to direct the management and policies of that entity.

1.2    “Applicable Law” means any applicable national, supranational, federal, state, local, or foreign law, statute, ordinance, principle of common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license, or permit of any Governmental Authority.

1.3    “Commercialization” or “Commercialize” means any and all activities directed to manufacturing, marketing, promoting, distributing, importing, exporting, using, offering to sell or selling a therapeutic, diagnostic, palliative, and/or prophylactic product, as well as activities directed to obtaining pricing approvals, reimbursement and medical affairs activities, as applicable.

1.4    “Control” or “Controlled” means, with respect to any Intellectual Property Right, the possession by a Party (whether by ownership, license, or otherwise) of the ability (without taking into account any rights granted by one Party to the other Party under the terms of this Agreement) to grant access to, or a license or sublicense of, such rights or property, without violating the terms of any agreement or other arrangement with any Third Party.

1.5    “Confidential Information” means any confidential or proprietary information furnished by one Party to the other Party in connection with this Agreement, provided that such information is specifically designated as confidential. Confidential Information includes non-public information disclosed by Licensor to Licensee relating to patent application prosecution files for the Licensed Patent Rights.

1.6    “CRLX101” means the clinical candidate Controlled by Licensor referred to as CRLX101, the chemical structure of which is set forth on Exhibit A.

Exhibit 10.1

1.7    “CRLX301” means the clinical candidate Controlled by Licensor referred to as CRLX301, the chemical structure of which is set forth on Exhibit A.

1.8    “Develop” or “Development” means drug development activities, including test method development and stability testing, assay development and audit development, toxicology, formulation, quality assurance/quality control development, statistical analysis, pre-clinical studies, clinical studies, packaging development, regulatory affairs, and the preparation, filing, and prosecution of regulatory applications, interactions with regulatory authorities, as well as related medical affairs, as well as manufacturing, process development, production and distribution of clinical supply materials.

1.9    “Discontinuation Notice” has the meaning set forth in Section 3.2.2.

1.10    “Field of Use” means all fields.

1.11    “Indemnitee” has the meaning set forth in Section 6.3.

1.12    “Intellectual Property Rights” means Patent Rights and Know How.

1.13    “Know How” means any information, inventions, trade secrets or technology, whether or not proprietary or patentable and whether stored or transmitted in oral, documentary, electronic, or other form. Know How will include non-patented inventions, ideas, concepts, formulas, methods, procedures, designs, compositions, plans, documents, data, discoveries, developments, techniques, protocols, specifications, works of authorship, biological materials, and any information relating to research and development plans, experiments, results, compounds, services and service protocols, clinical and preclinical data, clinical trial results, and manufacturing information and plans.

1.14    “Licensed Know How” means Know How owned or Controlled by Licensor, as such Know How exists as of the Effective Date or is otherwise delivered to Licensee after the Effective Date pursuant to the terms of the APA (other than Know How assigned by Licensor to Licensee pursuant to the APA and excluding, for the avoidance of doubt, Know How Controlled by any other Person acquiring Licensor or Intellectual Property Rights Controlled by Licensor after the Effective Date or to which this Agreement is assigned after the Effective Date), to the extent such Know How is necessary to research, Develop or Commercialize the Licensed Products.

1.15    “Licensed Patent Rights” means (a) Patent Rights Controlled by Licensor as of the Effective Date (other than Patent Rights assigned by Licensor to Licensee pursuant to the APA and excluding, for the avoidance of doubt, Patent Rights Controlled by any other Person acquiring Licensor or Intellectual Property Rights Controlled by Licensor after the Effective Date or to which this Agreement is assigned after the Effective Date), (b) Patent Rights arising therefrom (but, as to continuations-in-part, solely to the extent supported by the specifications of such Patent Rights), reissues, re-examinations, extensions, supplementary protection certificates and similar progeny of any such Patent Rights, and (c) counterparts of any of the foregoing anywhere in the world.

1.16    “Licensed Product” means any product containing CRLX101 or CRLX301.

1.17    “Patent Rights” means patents and patent applications, including any substitutions, divisionals, continuations, continuations-in-part, reissues, re-examinations, extensions, supplementary protection certificates and similar progeny of patents and patent applications, and counterparts of any of the foregoing anywhere in the world existing as of the date of this Agreement and during the term of this Agreement.

1.18    “Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

1.19    “Platform Technology” means the Licensed Patent Rights, the Sublicensed Patent Rights, the Licensed Know How and the Sublicensed Know How.

1.20    “Practice” means, with respect to Patent Rights, to make, use, sell, offer for sale, or import (or have made, have used, have sold, have offered for sale, or have imported), and, with respect to Know How, to use, practice and disclose (or have used, practiced and disclosed) or assert said Patent Rights or Know How against Third Parties as such relates to the Licensed Products.

1.21    “Retained Third Party License Agreements” means the license agreements set forth on Exhibit B.

Exhibit 10.1

1.22    “Review and Comment Patent Rights” has the meaning set forth in Section 3.2.1.

1.23    “Sublicensed Know How” means the Know How Controlled by Licensor under the Retained Third Party License Agreements.

1.24    “Sublicensed Patent Rights” means the Patent Rights Controlled by Licensor under the Retained Third Party License Agreements.

1.25    “Territory” means worldwide.

1.26    “Third Party” means any Person other than Licensor or Licensee and their respective Affiliates.

1.27    “Third Party Infringement” has the meaning set forth in Section 3.1.1.

2.	License; Responsibilities.

2.1    License Grant.
2.1.1    Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee an exclusive, perpetual, sublicensable right and license, under the Platform Technology, to research, Develop and Commercialize Licensed Products in the Field of Use in the Territory.

2.1.2    The license grant pursuant to this Section 2.1 is fully paid and royalty-free, except for any obligations under the Retained Third Party License Agreements arising from Licensee’s (or its Affiliates or sublicensees’) research, Development, and Commercialization of Licensed Products, all of which will be borne by Licensee and its sublicensees, and Licensee and its sublicensees will reimburse Licensor or its assignee of the Retained Third Party License Agreements for any payments made by Licensor or its assignee pursuant to the Retained Third Party License Agreements on behalf of Licensee and its sublicensees based on their Practice of Platform Technology. Licensee will provide sufficient notice and information to Licensor with respect to Licensee’s activities under this license to permit Licensor or its assignee to comply with all of its obligations with respect to Licensed Products under the Retained Third Party License Agreements, including but not limited to payment and reporting obligations with respect to Licensed Products under such Retained Third Party License Agreements arising from Licensee’s research, Development, and Commercialization of CRLX101 and/or CRLX301.

2.2    No Additional Rights. Nothing in this Agreement shall be construed to confer any rights upon Licensee by implication, estoppel, or otherwise as to any technology or Intellectual Property Rights of Licensor or any other entity other than the Platform Technology, solely to the extent such rights are granted under Section 2.1, regardless of whether such technology or Patent Rights shall be dominant or subordinate to any Platform Technology.

2.3    Retained Third Party License Agreement Terms; Maintenance. The sublicenses granted hereunder to Licensee under the Retained Third Party License Agreements are subject to all applicable terms of the Retained Third Party License Agreements. Licensor shall not amend, modify or waive any rights under any of the Retained Third Party License Agreements in a manner that would negatively impact the Sublicensed Patent Rights. In addition, Licensor shall use reasonable efforts to maintain each Retained Third Party License Agreement in effect (including making any payments thereunder, subject to Licensee’s satisfaction of its reimbursement obligations to Licensor under Section 2.1.2), to notify and satisfy any consent or notification requirements to effect the sublicenses granted pursuant to this Agreement under each such Retained Third Party License Agreement and to promptly notify Licensee of any notification of breach or termination by the licensor under any of the Retained Third Party License Agreements. If Licensor assigns this Agreement to an assignee pursuant to Section 8.3, Licensee shall use commercially reasonable efforts to negotiate with such assignee to amend the Retained Third Party License Agreements so that (i) Licensee can enter into separate agreements with respect to the research, Development and Commercialization of the Products and (ii) the Retained Third Party License Agreements are no longer necessary to allow Licensee to research, Develop and Commercialize the Products.

3.	Intellectual Property Protection and Related Matters

3.1    Enforcement.

Exhibit 10.1

3.1.1    Each Party will promptly notify the other Party (or their assignees or sublicensees) of any infringement by a Third Party of any of the Licensed Patent Rights of which it becomes aware, including any “patent certification” filed in the United States under 21 USC §355(b)(2) or 21 USC §355(j)(2) or similar provisions in other jurisdictions, and of any request for declaratory judgment, opposition, nullity action, interference, inter-partes reexamination, inter-partes review, post-grant review, derivation proceeding, or similar action alleging the invalidity, unenforceability or non-infringement of any of such Licensed Patent Rights (collectively “Third Party Infringement”).

3.1.2    Licensee will have the sole right to bring and control any legal action in connection with Third Party Infringement of the Licensed Patent Rights, as such relates primarily to the research, Development, and Commercialization of Licensed Products, at its own expense as it reasonably determines appropriate, and Licensor or its assignee shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

3.1.3    Licensor or its assignee will have the sole right to bring and control any other (i.e., not set forth in Section 3.1.2) legal action in connection with Third Party infringement of the Licensed Patent Rights, at its own expense as it reasonably determines appropriate, and Licensee shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

3.1.4    At the request of a Party the other Party shall provide assistance in connection therewith, including by executing reasonably appropriate documents and, cooperating reasonably in discovery and joining as a party to the action if required.

3.1.5    In connection with any such proceeding, neither Party nor, in the case of Licensor, Licensor’s assignee, shall enter into any settlement admitting the invalidity of, or otherwise impairing either Party’s rights in, the Licensed Patent Rights without the prior written consent of the other Party, which will not be unreasonably withheld, conditioned or delayed.

3.1.6    Any recoveries resulting from such an action relating to a claim of Third Party Infringement shall be retained by the Person bringing the action.

3.1.7    The rights granted to Licensee under this Section 3.1 are subject to all applicable terms of the Retained Third Party License Agreements with respect to any Sublicensed Patent Rights.

3.2    Maintenance of Patents.

3.2.1    Licensor or its assignee will have sole responsibility for (and will bear the cost of) preparing, filing, prosecuting, and maintaining any Licensed Patent Rights, in its sole discretion, with the exception that, subject to the provision(s) below, Licensor or its assignee will use commercially reasonable efforts to continue to maintain any of the Licensed Patent Rights that relate to Licensed Products. Licensor or its assignee will provide Licensee with a reasonable opportunity to review and comment on substantive filings with respect to the Licensed Patent Rights set forth on Exhibit D (the “Review and Comment Patent Rights”), and shall use reasonable efforts to keep Licensee reasonably informed in a timely manner of progress with regard to the preparation, filing, prosecution and maintenance of the Review and Comment Patent Rights. Licensor shall consider in good faith the requests and suggestions of Licensee with respect to strategies for filing and prosecuting Review and Comment Patent Rights.

3.2.2    If Licensor or its assignee elects to discontinue its financial support for the prosecution of a pending Licensed Patent Right or the maintenance of an issued Licensed Patent Right in one or more (or all) jurisdictions, that relate to Licensed Products, Licensor or its assignee will give prompt and timely notice (not less than 30 days) of that election (a “Discontinuation Notice”) to Licensee in sufficient time to permit the Licensee to assume the prosecution and maintenance of such patent applications or patents in such jurisdiction, and Licensee may, at its election, assume full financial responsibility for those costs and expenses in such jurisdictions.

3.2.3    If Licensee assumes full financial responsibility for those costs and expenses in those jurisdictions, Licensor or its assignee will promptly (not more than 10 days) assign its rights to the relevant Licensed Patent Right to Licensee in those jurisdictions (for the avoidance of doubt, on a jurisdiction-by-jurisdiction basis,

Exhibit 10.1

only where Licensor or its assignee has elected to cease its support), including the right to Practice such Licensed Patent Rights in such jurisdiction;

3.2.4    If Licensee does not assume responsibility for the continued prosecution and/or maintenance within 30 days after the Discontinuation Notice, Licensor will have no further responsibility with respect to the prosecution or maintenance of the relevant Patent Rights.

3.2.5    The rights granted to Licensee under this Section 3.2 are subject to all applicable terms of the Retained Third Party License Agreements.

3.3    Patent Term Extension. Subject to the applicable terms of the Retained Third Party License Agreements, Licensee shall have the right but not the obligation, to the extent allowed by Applicable Law, after it has submitted for regulatory approval of Licensed Products, to seek, in Licensor’s name if so required, patent term extensions, supplemental protection certificates and the like available under Applicable Law, including 35 U.S.C. 156 and applicable foreign counterparts, of the Licensed Patent Rights in such country in relation to Licensed Products.

4.	Confidentiality

4.1    Confidential Information. All Confidential Information disclosed by a Party to the other Party during the term of this Agreement shall not be used by the receiving Party except in connection with the activities contemplated by this Agreement, shall be maintained in confidence by the receiving Party (except to the extent reasonably necessary for regulatory approval of Licensed Products, for the filing, prosecution and maintenance of Patent Rights or to develop and Commercialize Licensed Products in accordance with this Agreement), and shall not otherwise be disclosed by the receiving Party to any other Person, firm, or agency, governmental or private (except consultants, advisors and Affiliates in accordance with Section 4.2), without the prior written consent of the disclosing Party, except to the extent that the Confidential Information:

4.1.1    was known or used by the receiving Party prior to its date of disclosure to the receiving Party;

4.1.2    either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party by sources other than the disclosing Party rightfully in possession of the Confidential Information;

4.1.3    either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission on the part of the receiving Party;

4.1.4    is independently developed by or for the receiving Party without reference to or reliance upon the Confidential Information; or

4.1.5    is required to be disclosed by the receiving Party to comply with Applicable Laws or regulations, to defend or prosecute litigation or to comply with legal process, provided that the receiving Party provides prior written notice of such disclosure to the disclosing Party and only discloses Confidential Information of the other Party to the extent necessary for such legal compliance or litigation purpose.

4.2    Employee, Consultant and Advisor Obligations. Licensee and Licensor each agrees that it and its Affiliates shall provide Confidential Information received from the other Party only to the receiving Party's respective employees, consultants and advisors, and to the employees, consultants and advisors of the receiving Party’s Affiliates, who have a need to know such Confidential Information to assist the receiving Party in fulfilling its obligations under this Agreement; provided that Licensee and Licensor shall each remain responsible for any failure by its and its Affiliates' respective employees, consultants and advisors to treat such Confidential Information as required under Section 4.1.

4.3    Survival. All obligations of confidentiality imposed under this Section 4 shall survive the termination or expiration of this Agreement and shall expire five (5) years following such termination or expiration.

5.	Representations and Warranties

Exhibit 10.1

5.1    Representations of Authority. Each Party represents and warrants to the other that as of the Effective Date it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement.

5.2    Consents. Each Party represents and warrants that as of the Effective Date all necessary consents, approvals and authorizations of all government authorities and other Persons required to be obtained by such Party in connection with execution, delivery and performance of this Agreement have been obtained.

5.3    No Conflict. Each Party represents and warrants that, as of the Effective Date, the execution and delivery of this Agreement (a) do not conflict with or violate any requirement of Applicable Laws or regulations and (b) do not conflict with, violate or breach or constitute a default of, or require any consent under, any contractual obligations of such Party, except such consents as have been obtained as of the Effective Date.

5.4    Employee, Consultant and Advisor Obligations. Each Party represents and warrants that, as of the Effective Date, each of its and its Affiliates' employees, consultants and advisors has executed an agreement or has an existing obligation under law obligating such employee, consultant or advisor to maintain the confidentiality of Confidential Information to the extent required under Section 4.

5.5    No Warranties. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED.

6.	Indemnification.

6.1    By Licensee. Licensee agrees to defend Licensor, its Affiliates and their respective directors, officers, employees, agents, successors and assigns at Licensee’s cost and expense, and shall indemnify and hold harmless Licensor and its Affiliates and their respective directors, officers, employees and agents from and against any liabilities, losses, costs, damages, fees or expenses arising out of any Third Party claim arising from (a) any breach by Licensee of any of its representations, warranties or obligations pursuant to this Agreement, or (b) the research, Development, and/or Commercialization of a Licensed Product by Licensee, its Affiliates, or their sublicensees, including satisfaction of all obligations (including but not limited to payment) under the Retained Third Party License Agreements arising from the research, Development, and/or Commercialization of a Licensed Product or the practice of the rights granted under the Retained Third Party License Agreements.

6.2    Procedures. A person entitled to indemnification under this Section 6 (an “Indemnitee”) shall give prompt written notification to Licensee of any claim, suit, action or demand for which indemnification is sough under this Agreement. Within thirty (30) days after delivery of such notification, Licensee may, upon written notice thereof to the Indemnitee, assume control of the defense of such claim, suit, action or demand with counsel reasonably satisfactory to the Indemnitee. If Licensee does not assume control of such defense, the Indemnitee shall control such defense. The Party not controlling such defense may participate therein at its own expense; provided that, if that the Indemnitee shall have the right to retain its own counsel, at the expense of Licensee, if representation of such Indemnitee by the counsel retained by Licensee would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel. The Indemnitee shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of Licensee, which shall not be unreasonably withheld, delayed or conditioned.

7.	Term and Termination

7.1    Term. This Agreement shall become effective as of the Effective Date, may be terminated as set forth in this Section 7, and otherwise remains in effect in perpetuity.

7.2    Termination. Licensee may terminate this Agreement upon sixty (60) days’ notice to Licensor for any or no reason. Upon any material breach of this Agreement by Licensee, Licensor may terminate this Agreement by providing sixty (60) days’ written notice to Licensee, specifying the material breach. The termination shall become effective at the end of the sixty (60) day period unless Licensee cures such breach during such sixty (60) day period.

7.3    Survival. The following provisions shall survive the expiration or termination of this Agreement: Sections 4, 6, 7, and 8.

8.	Miscellaneous Provisions

Exhibit 10.1

8.1    Governing Law. This Agreement will be governed by and construed under the laws of the State of Delaware, without giving effect to the conflicts of laws provision thereof. For the avoidance of doubt, the United Nations Convention on Contracts for the International Sale of Goods (1980) will not apply to the interpretation of this Agreement.

8.2    Notice. Any notices required or permitted by this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following address or facsimile number of the parties:

If to Licensor:
Cerulean Pharma Inc.
35 Gatehouse Drive
Waltham, MA 02451 USA
Attn: Chief Executive Officer

With a copy to: General Counsel

If to Licensee:
NewLink Genetics Corporation
2801 Via Fortuna, Suite 520
Austin, Texas 78746
Attn: General Counsel

All notices under this Agreement shall be deemed effective upon receipt. A party may change its contact information immediately upon written notice to the other party in the manner provided in this Section.
8.3    Assignment. This Agreement may be assigned by Licensor in connection with the sale or transfer of all or substantially all of the Platform Technology without the prior written consent of Licensee, provided that Licensor requires the acquirer to assume all of the terms of this Agreement and provides notice of such assignment and assumption to Licensee. Either Party may assign this Agreement in connection with the sale or transfer of all or substantially all of the business and assets of such Party. Either Party may assign its rights and obligations under this Agreement in whole or in part to an Affiliate of such Party.

8.4    Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter.

8.5    Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any right or failure to act in a specific instance shall related only to such instance and shall not be construed as an agreement to waive any right or fail to act in any other instance, whether or not similar.

8.6    Severability. Should one or more of the provisions of this Agreement become void or unenforceable as a matter of law, then this Agreement will be construed as if such provision were not contained herein and the remainder of this Agreement will be in full force and effect, and the Parties will use their commercially reasonable efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

8.7    LIMITATION OF LIABILITY. OTHER THAN IN CONNECTION WITH A BREACH OF CONFIDENTIALITY, THIRD PARTY CLAIMS, OR AN INDEMNIFICATION OBLIGATION UNDER SECTION 6, NEITHER PARTY HERETO WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

Exhibit 10.1

8.8    Counterparts. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

Exhibit 10.1

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

BlueLink Pharmaceuticals, Inc.	Cerulean Pharma Inc.

_/s/ Charles J. Link Jr.____________	_/s/ Christopher D. T. Guiffre___________
Signature	Signature

___Charles J. Link Jr._________________	____Christopher D. T. Guiffre__________
Printed Name	Printed Name

___Chief Executive Officer___________	____President & Chief Executive Officer_
Title	Title

Exhibit 10.1

Exhibit A - Description of Licensed Products

Products identified as CRLX101 and CRLX301 consisting generally of a CDP-based polymer covalently bound to an active pharmaceutical ingredient through a linker.

Exhibit 10.1

Exhibit B - Retained Third Party License Agreements

Calando Product Agreement: IT-101 Agreement by and between Calando Pharmaceuticals, Inc. and the Company, effective June 23, 2009, as amended.
Calando Platform Agreement: Platform Agreement by and between Calando Pharmaceuticals, Inc. and the Company, effective June 23, 2009, as amended.
Calando/CalTech Side Letter: Letter Agreement by and between Calando Pharmaceuticals, Inc., California Institute of Technology and the Company, dated August 6, 2013.

Exhibit 10.1

Exhibit C - [Reserved]

Exhibit 10.1

Exhibit D - Review and Comment Patent Rights

3770286.7	AT	T2021-7007	AT	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	AT	T2021-7007	AT1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
2009251190	AU	T2021-7007	A1	Granted	04-Sep-2003	2009251190	09-Aug-2012	2009251190	07-Mar-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
2012247051	AU	T2021-7007	A2	Granted	04-Sep-2003		19-Feb-2015	2012247051	04-Jun-2015	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
2003278764	AU	T2021-7007	AU	Granted	04-Sep-2003	2003278764	04-Feb-2010	2003278764	09-Sep-2010	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTIC DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
03770286.7	BE	T2021-7007	BE	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	BE	T2021-7007	BE1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
BR122012021252-0	BR	T2021-7007	B1	Published	04-Sep-2003	BR122012021252-0	15-Oct-2013			CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
PI0314042-3	BR	T2021-7007	BR	Published	04-Sep-2003	PI0314042-3				CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
2818071	CA	T2021-7007	C1	Granted	04-Sep-2003			2818071	18-Aug-2015	MODIFIED CYCLODEXTRIN RING COMPOUNDS HAVING EXACLY TWO HYDROXYL MOIETIES SUBSTITUTED WITH AN AMINO ACID FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
2497792	CA	T2021-7007	CA	Granted	04-Sep-2003			2497792	05-Aug-2014	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.

Exhibit 10.1

03770286.7	CH	T2021-7007	CH	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	CH	T2021-7007	CH1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
201110329366.X	CN	T2021-7007	1C	Granted	04-Sep-2003	102516417	27-Jun-2012	ZL201110329366.X	10-Dec-2014	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
201410658743.8	CN	T2021-7007	2C	Published	04-Sep-2003	104383554	04-Mar-2015			CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
ZL03824829.8	CN	T2021-7007	CN	Granted	04-Sep-2003	1694728A	09-Nov-2005	ZL03824829.8	28-Dec-2011	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
03770286.7	CY	T2021-7007	CY	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	CY	T2021-7007	CY1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
03770286.7	DE	T2021-7007	DE	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	DE	T2021-7007	DE1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184901.6	EP	T2021-7007	E2	Published	04-Sep-2003	2402036	04-Jan-2012			CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
03770286.7	ES	T2021-7007	ES	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.

Exhibit 10.1

10184884.4	ES	T2021-7007	ES1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
03770286.7	FR	T2021-7007	FR	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	FR	T2021-7007	FR1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
03770286.7	GB	T2021-7007	GB	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	GB	T2021-7007	GB1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
03770286.7	GR	T2021-7007	GR	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	GR	T2021-7007	GR1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
11105534.9	HK	T2021-7007	H1	Granted	04-Sep-2003	1151467	03-Feb-2012	1151467	03-Jan-2014	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
12106119.9	HK	T2021-7007	H2	Published	04-Sep-2003	1165305	05-Oct-2012			CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
5104980.9	HK	T2021-7007	HK	Granted	04-Sep-2003	1072202	19-Aug-2005	1072202	06-Jul-2012	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
03770286.7	IE	T2021-7007	IE	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.

Exhibit 10.1

10184884.4	IE	T2021-7007	IE1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
167169	IL	T2021-7007	IL	Granted	04-Sep-2003		30-Oct-2014	167169	31-Jan-2015	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
03770286.7	IT	T2021-7007	IT	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	IT	T2021-7007	IT1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
2011-1566	JP	T2021-7007	J1	Granted	04-Sep-2003			5586487	01-Aug-2014	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
2012-4159	JP	T2021-7007	J2	Granted	04-Sep-2003			5681646	16-Jan-2015	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
2014-108845	JP	T2021-7007	J3	Granted	04-Sep-2003			5934743	13-May-2016	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
10-2013-7006800	KR	T2021-7007	K2	Granted	04-Sep-2003			1476067	17-Dec-2014	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	INSERT THERAPEUTICS, INC.
10-2014-7014132	KR	T2021-7007	K3	Pending	04-Sep-2003					CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	INSERT THERAPEUTICS, INC.
10-2016-7024300	KR	T2021-7007	K4	Pending	04-Sep-2003					CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	INSERT THERAPEUTICS, INC.
10-2005-7003918	KR	T2021-7007	KR	Granted	04-Sep-2003			10-1268258	21-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	INSERT THERAPEUTICS, INC.
03770286.7	LU	T2021-7007	LU	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.

Exhibit 10.1

10184884.4	LU	T2021-7007	LU1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
MX/a/2011/001769	MX	T2021-7007	M1	Granted	04-Sep-2003			309331	06-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
MX/a/2013/004590	MX	T2021-7007	M2	Pending	24-Apr-2013					CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
PA/a/2005/002444	MX	T2021-7007	MX	Granted	04-Sep-2003			299199	15-May-2012	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
03770286.7	NL	T2021-7007	NL	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	NL	T2021-7007	NL1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
03770286.7	PT	T2021-7007	PT	Granted	04-Sep-2003	1534340	01-Jun-2005	1534340	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	PT	T2021-7007	PT1	Granted	04-Sep-2003	2277551	26-Jan-2011	2277551	08-May-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
2005110059	RU	T2021-7007	RU	Granted	04-Sep-2003			2332425	########	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CALANDO PHARMACEUTICALS INC.
200501307-3	SG	T2021-7007	SG	Granted	04-Sep-2003			110718	31-Jul-2007	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.

Exhibit 10.1

03770286.7	TR	T2021-7007	TR	Granted	04-Sep-2003	1534340	01-Jun-2005	TR 2012 01650 T4	16-Nov-2011	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTICS AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
10184884.4	TR	T2021-7007	TR1	Granted	04-Sep-2003	2277551	26-Jan-2011	TR 2013 08613 T4	22-Aug-2013	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	Cerulean Pharma Inc.
100146937	TW	T2021-7007	T1	Granted	05-Sep-2003	I422379	11-Jan-2014	I422379	11-Jan-2014	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
92124615	TW	T2021-7007	TW	Granted	05-Sep-2003	I366464	21-Jun-2012	I366464	21-Jun-2012	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
13/769052	US	T2021-7007	030FT	Granted	15-Feb-2013	US-2013-0165405-A1	27-Jun-2013	8580244	12-Nov-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
13/769019	US	T2021-7007	031FT	Granted	15-Feb-2013	US-2013-0203700-A1	08-Aug-2013	8580243	12-Nov-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
13/769076	US	T2021-7007	032FT	Granted	15-Feb-2013	US-2013-0156721-A1	20-Jun-2013	8603454	10-Dec-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
14/061868	US	T2021-7007	034	Granted	24-Oct-2013	US-2014-0288023-A1	25-Sep-2014	9550860	24-Jan-2017	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
10/656838	US	T2021-7007	10	Granted	05-Sep-2003	0077595A1	22-Apr-2004	7270808	18-Sep-2007	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
11/881325	US	T2021-7007	20	Granted	25-Jul-2007	US-2008-0058427-A1	06-Mar-2008	8110179	07-Feb-2012	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
13/421839	US	T2021-7007	21FT	Granted	15-Mar-2012	US-2012-0178711-A1	12-Jul-2012	8252276	28-Aug-2012	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
13/553376	US	T2021-7007	22	Granted	19-Jul-2012	US-2012-0283214-A1	08-Nov-2012	8399431	19-Mar-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC
13/553400	US	T2021-7007	23	Granted	19-Jul-2012	US-2012-0289480-A1	15-Nov-2012	8389499	05-Mar-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC
13/572283	US	T2021-7007	24	Granted	10-Aug-2012	US-2012-0301424-A1	29-Nov-2012	8404662	26-Mar-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC

Exhibit 10.1

13/572243	US	T2021-7007	25	Granted	10-Aug-2012	US-2013-0039880-A1	14-Feb-2013	8475781	02-Jul-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC
13/572294	US	T2021-7007	26	Granted	10-Aug-2012	US-2013-0190450-A1	25-Jul-2013	8680202	25-Mar-2014	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC
13/739864	US	T2021-7007	27FT	Granted	11-Jan-2013	US-2013-0131013-A1	23-May-2013	8518388	27-Aug-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
13/739881	US	T2021-7007	28FT	Granted	11-Jan-2013	US-2013-0196945-A1	01-Aug-2013	8580242	12-Nov-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
13/739896	US	T2021-7007	29FT	Granted	11-Jan-2013	US-2013-0129665-A1	23-May-2013	8609081	17-Dec-2013	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
13/277780	US	T2021-7007	40	Granted	20-Oct-2011	US-2012-0065368-A1	15-Mar-2012	8314230	20-Nov-2012	CYCLODEXTRIN-BASED POLYMERS FOR THERAPEUTICS DELIVERY	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
2005/01848	ZA	T2021-7007	ZA	Granted	04-Sep-2003			2005/01848	28-Jun-2006	CYCLODEXTRIN-BASED POLYMERS FOR DELIVERING THE THERAPEUTIC AGENTS COVALENTLY BOUND THERETO	CHENG, Jianjun; DAVIS, Mark E.; KHIN, Kay T.	CERULEAN PHARMA INC.
14/042996	US	T2021-7045	10	Published	01-Oct-2013	US-2014-0094432-A1	03-Apr-2014			METHODS AND SYSTEMS FOR POLYMER PRECIPITATION AND GENERATION OF PARTICLES	RAMSTACK, J. Michael